McElhenny Sheffield Managed Risk ETF
Schedule of Investments
July 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
U.S. Equity, Aerospace & Defense - 20.6%
iShares U.S. Aerospace & Defense ETF	139,098	$27,346,667

U.S. Equity, Industrials - 14.7%
Industrial Select Sector SPDR Fund	128,652	19,556,391

U.S. Equity, Technology - 15.0%
Technology Select Sector SPDR Fund	75,948	19,954,577

U.S. Equity, Total Market - 9.7%
iShares Core S&P Total U.S. Stock Market ETF	93,154	12,866,430

U.S. Nasdaq, Large Cap Non-Financial - 39.7%
Invesco Nasdaq 100 ETF (a)	227,101	52,816,880
TOTAL EXCHANGE TRADED FUNDS (Cost $127,801,900)		132,540,945

SHORT-TERM INVESTMENTS - 0.4%		Value
Money Market Funds - 0.4%	Shares
First American Treasury Obligations Fund - Class X, 4.22%(b)	490,253	490,253
TOTAL SHORT-TERM INVESTMENTS (Cost $490,253)		490,253

TOTAL INVESTMENTS - 100.1% (Cost $128,292,153)		133,031,198
Liabilities in Excess of Other Assets - (0.1)%		(102,111)
TOTAL NET ASSETS - 100.0%		$132,929,087
two		–%
Percentages are stated as a percent of net assets.		–%
The Fund's security classifications are defined by the Fund Adviser.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

McElhenny Sheffield Managed Risk ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$132,540,945	$–	$–	$132,540,945
Money Market Funds	490,253	–	–	490,253
Total Investments	$133,031,198	$–	$–	$133,031,198

Refer to the Schedule of Investments for further disaggregation of investment categories.

Transactions With Affiliated Securities

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2025 for purposes of Section 2(a)(3) of the 1940 Act were as follows:

					Change in
					Unrealized
	Value at	Purchases	Proceeds	Net Realized	Appreciation	Value at
Affiliated Issuer	10/31/2024	at Cost	from Sales	Gain (Loss)	(Depreciation)	7/31/2025
FT Vest Gold Strategy Target Income ETF	$-	$76,813,967	$(77,172,454)	$358,487	$-	$-
WisdomTree Bloomberg U.S. Dollar Bullish Fund	-	25,427,382	(24,677,061)	(750,321)	-	-
	$-			$(391,834)	$-	$-